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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2004
                                                         ----------------

                        Lawrence Financial Holdings, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                      0-31847             31-1724442
         --------                     ---------            ----------
(State or other Jurisdiction of       (Commission          (IRS Employer
 Incorporation or Organization)       File Number)         Identification No.)

                   301 South Fifth Street, Ironton, Ohio 45638
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (740) 532-0263
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
           ------------------------------------------

AGREEMENT AND PLAN OF MERGER

         On October 12, 2004, Oak Hill Financial, Inc. ("Oak Hill Financial"), the parent company of Oak Hill Banks, and Lawrence Financial Holdings, Inc. ("Lawrence Financial"), the parent company of Lawrence Federal Savings Bank, entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Lawrence Financial will merge with and into Oak Hill Financial. Concurrently with the merger, it is expected that Lawrence Federal Savings Bank will merge with Oak Hill Banks.

         Under the terms of the agreement, Lawrence Financial shareholders may elect to receive either $23.75 of Oak Hill Financial common stock or $23.75 in cash in exchange for their shares of Lawrence Financial common stock. The elections of Lawrence Financial shareholders will be subject to the requirement that the stock portion of the merger consideration be at least 50% of the aggregate merger consideration and no more than 52% of the aggregate merger consideration. To the extent they receive shares of Oak Hill Financial, the transaction is expected to be tax-free to Lawrence Financial shareholders.

         The number of shares of Oak Hill Financial common stock into which each Lawrence Financial share will be exchanged will be based on the price of Oak Hill Financial common stock over a measurement period prior to the closing.

         The transaction is expected to close in the first quarter of 2005. It is subject to certain conditions, including the approval of the shareholders of Lawrence Financial and the receipt of regulatory approval.

         A press release announcing the transaction was issued on October 12, 2004, a copy of which is filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

EXECUTIVE OFFICER AND DIRECTOR PAYMENT AGREEMENTS

         On October 12, 2004 and in connection with the execution of the Merger Agreement, Jack L. Blair, President and Chief Executive Officer of Lawrence Financial, and RobRoy Walters, Executive Vice President and Chief Financial Officer of Lawrence Financial, each entered into a letter agreement with Lawrence Financial, Lawrence Federal Savings Bank and Oak Hill Financial pursuant to which his employment agreement will be terminated in exchange for a lump sum cash payment equal to the severance payment that the executive is entitled to receive under his employment agreement. The employment agreements also provide that following termination, Lawrence Financial will provide continued health and welfare benefits for a period of three years. In lieu of providing those benefits, the letter agreements provide for a cash payment equal to the estimated cost of those benefits. In addition, each letter agreement provides for the termination of the Lawrence Federal Savings Bank Supplemental Executive Retirement Plan, in which Mr. Blair and Mr. Walters are participants, in exchange for a lump



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sum cash payment equal to the expected benefit as of the closing of the merger.
The aggregate payments to be made to Mr. Blair and Mr. Walters under the letter agreements are $530,936 and $480,422, respectively.

         On October 12, 2004 and in connection with the Merger Agreement, each non-employee director also entered into a letter agreement with Lawrence Financial, Lawrence Federal Savings Bank and Oak Hill Financial pursuant to which the Director Retirement Agreement between Lawrence Federal Savings Bank and the director will be cancelled in exchange for a lump sum cash payment. The total payment to be made to the non-employee directors under the letter agreements is equal to $293,280 in the aggregate.

SALE OF MOBILE HOME LOAN PORTFOLIO

         On October 12, 2004 and as a condition to the consummation of the merger with Oak Hill Financial, Lawrence Federal Savings Bank agreed to enter into two Agreements of Purchase and Sale with Morgan Keegan Mortgage Company, Inc. pursuant to which Lawrence Federal Savings Bank will sell $11.9 million of indirect mobile home loans. The loans subject to the sale will be sold at a discount to the unpaid loan balances as of the closing date of the agreement. Lawrence Federal Savings Bank expects to incur a pre-tax loss of $4.4 million in connection with the loan sale. The loan sale transactions closed on October 13 and 14, 2004. The total amount of cash received for the sale of the loans was $7.2 million.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
            --------------------------------------------------

         The information under the caption "Sale of a Mobile Home Loan Portfolio" under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (c)      Exhibits

               Exhibit 2.1 -  Agreement and Plan of Merger, dated October 12,
                              2004, by and between Lawrence Financial Holdings, Inc. and Oak Hill Financial, Inc.

               Exhibit 10.1 - Letter Agreement, dated October 12, 2004, by and among Jack L. Blair, Lawrence Financial Holdings, Inc., Lawrence Federal Savings Bank and Oak Hill Financial, Inc.

               Exhibit 10.2 - Letter Agreement, dated October 12, 2004, by and among RobRoy Walters, Lawrence Financial Holdings, Inc., Lawrence Federal Savings Bank and Oak Hill Financial, Inc.



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               Exhibit 10.3 - Form of Letter Agreement, dated October 12, 2004, by and among the non-employee directors, Lawrence Financial Holdings, Inc., Lawrence Federal Savings Bank and Oak Hill Financial, Inc.

               Exhibit 10.4 - Agreement for Purchase and Sale, dated October 12,
                              2004, between Lawrence Federal Savings Bank and Morgan Keegan Mortgage Company, Inc. (Agreement No. 1).

               Exhibit 10.5 - Agreement for Purchase and Sale, dated October 12,
                              2004, between Lawrence Federal Savings Bank and Morgan Keegan Mortgage Company, Inc. (Agreement No. 2).

               Exhibit 99.1 - Press Release dated October 12, 2004.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      LAWRENCE FINANCIAL HOLDINGS, INC.




Date: October 15, 2004                By: /s/ Jack L. Blair
                                          --------------------------------------
                                          Jack L. Blair
                                          President and Chief Executive Officer







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